SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2004



                               SERVICE 1ST BANCORP
             (Exact name of registrant as specified in its charter)



          California                 333-104244                 32-0061893
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



          2800 W. March Lane
         Stockton, California                                      95219
 (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (209) 956-7800



        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)



       This Form 8-K consists of 5 pages. The Exhibit Index is on Page 4.

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

         On February 27, 2004, Registrant issued a press release announcing a 5% dividend to shareholders of record as of March 10, 2004.

         The foregoing is qualified by reference to the press release attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         a.       Financial Statements.
                  --------------------

                  Not Applicable.


         b.       Pro Forma Financial Information.
                  -------------------------------

                  Not Applicable.


         c.       Exhibits.
                  --------

                  (99.1) Press Release dated February 27, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2004


Service 1st Bancorp


By:  /s/ JOHN O. BROOKS
     ------------------------------
     John O. Brooks
     Chief Executive Officer

                                  EXHIBIT INDEX

                                                                   Sequential
Exhibit Number              Description                            Page Number
--------------              -----------                            -----------

    99.1          Press Release dated February 27, 2004                5